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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            EGREETINGS NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)


                Delaware                                 94-3207092
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


149 New Montgomery Street, San Francisco, CA                   94105
(Address of principal executive offices)                     (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [X]


Securities Act registration statement number to which this form relates:
333-88595



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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 81 of the Prospectus included in the Registrant's Amendment No. 2 to Form S-1 Registration Statement, No 333-88595, filed with the Securities and Exchange Commission (the "Commission") on November 22, 1999 (the "Amended Registration Statement"), and is incorporated herein by reference. The initial Form S-1 Registration Statement, No. 333-88595, was filed on October 7, 1999.

ITEM 2.   EXHIBITS.

EXHIBIT
NUMBER                        DESCRIPTION

3.03         Form of Amended and Restated Certificate of Incorporation of the
             Registrant.(1)

3.04         Form of Amended and Restated Bylaws of the Registrant.(1)

4.02         Form of Specimen Certificate for Registrant's Common Stock.(1)

     (1) Filed as an exhibit to the Registration Statement, as amended and incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          EGREETINGS NETWORK, INC.
                                          (Registrant)


Date: December 10, 1999                   By: /s/ GORDON TUCKER
                                             ----------------------------------
                                             Gordon Tucker
                                             Chief Executive Officer